Exhibit 99.2

BANKFINANCIAL CORPORATION

Third QUARTER 2021

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2021			2020
	IIIQ	IIQ	IQ	IVQ	IIIQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.40%	0.47%	0.37%	0.62%	0.49%
Return on equity (ratio of net income to average equity) (1)	4.05	4.52	3.40	5.63	4.50
Net interest rate spread (1)	2.68	2.67	2.73	2.92	2.69
Net interest margin (1)	2.75	2.75	2.81	3.03	2.85
Efficiency ratio (2)	81.96	83.94	86.05	74.40	79.82
Noninterest expense to average total assets (1)	2.45	2.50	2.56	2.46	2.45
Average interest–earning assets to average interest–bearing liabilities	138.97	140.97	141.49	142.75	141.40
Number of full service offices	19	19	19	19	19
Employees (full time equivalents)	224	218	220	210	210

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$11,432	$12,185	$9,567	$14,115	$13,740
Interest-bearing deposits in other financial institutions	517,183	523,851	489,016	489,381	415,925
Securities, at fair value	14,693	18,883	20,751	23,829	42,048
Loans receivable, net	1,047,056	1,032,159	1,028,840	1,002,578	1,065,892
Foreclosed assets, net	1,049	1,702	4,630	157	110
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	7,490	7,490	7,490	7,490	7,490
Premises and equipment, net	24,772	24,765	24,726	24,675	24,241
Bank-owned life insurance	19,097	19,066	19,036	19,015	18,996
Deferred taxes	2,348	2,363	2,473	2,741	3,520
Other assets	15,022	14,158	13,856	12,861	12,981
Total assets	$1,660,142	$1,656,622	$1,620,385	$1,596,842	$1,604,943

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,454,389	$1,438,574	$1,422,037	$1,393,544	$1,402,244
Borrowings	5,000	5,000	4,000	4,000	4,000
Subordinated Notes, net of unamortized issuance costs	19,578	19,568	—	—	—
Other liabilities	23,002	27,044	22,915	26,368	26,302
Total liabilities	1,501,969	1,490,186	1,448,952	1,423,912	1,432,546
Stockholders’ equity	158,173	166,436	171,433	172,930	172,397
Total liabilities and stockholders’ equity	$1,660,142	$1,656,622	$1,620,385	$1,596,842	$1,604,943

(1)	Annualized
(2)	The efficiency ratio represents noninterest expense, divided by the sum of net interest income and noninterest income.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2021			2020
	IIIQ	IIQ	IQ	IVQ	IIIQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$11,748	$11,497	$11,248	$12,543	$12,485
Total interest expense	718	722	668	947	1,488
Net interest income	11,030	10,775	10,580	11,596	10,997
Recovery of loan losses	(6)	(678)	(335)	(271)	(187)
Net interest income after recovery of loan losses	11,036	11,453	10,915	11,867	11,184
Noninterest income	1,374	1,426	1,258	1,541	1,264
Noninterest expense	10,166	10,241	10,187	9,774	9,787
Income before income tax	2,244	2,638	1,986	3,634	2,661
Income tax expense (1)	600	712	517	1,189	713
Net income	$1,644	$1,926	$1,469	$2,445	$1,948
Basic and diluted earnings per common share	$0.12	$0.13	$0.10	$0.17	$0.13

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$814	$800	$738	$740	$833
Loan servicing fees	140	141	55	363	44
Mortgage brokerage and banking fees	16	5	12	14	44
Trust insurance commissions and annuities income	263	283	334	233	222
Earnings on bank-owned life insurance	31	30	21	19	10
Other	110	167	98	172	111
Total noninterest income	$1,374	$1,426	$1,258	$1,541	$1,264

Noninterest Expense
Compensation and benefits	$5,782	$5,558	$5,471	$5,239	$5,398
Office occupancy and equipment	1,882	1,951	2,138	1,978	1,860
Advertising and public relations	150	179	196	159	135
Information technology	710	653	658	741	781
Professional fees	311	343	370	412	341
Supplies, telephone, and postage	382	442	400	357	288
Amortization of intangibles	—	—	7	7	6
Nonperforming asset management	6	8	41	(8)	57
Operations of foreclosed assets, net	81	232	53	4	23
FDIC insurance premiums	125	114	106	107	105
Other	737	761	747	778	793
Total noninterest expense	$10,166	$10,241	$10,187	$9,774	$9,787

(1)	Income tax expense for the quarter ended December 31, 2020 includes a $200,000 valuation reserve related to the Company's Illinois NOL carryforward.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2021			2020
	IIIQ	IIQ	IQ	IVQ	IIIQ
LOANS
One–to–four family residential real estate	$31,829	$34,762	$38,236	$41,691	$44,812
Multi–family mortgage	435,634	434,635	440,824	452,241	522,825
Nonresidential real estate	100,469	100,008	112,154	108,658	124,477
Construction and land	499	499	499	499	—
Commercial loans and leases	483,705	467,461	442,706	405,057	379,638
Consumer	1,760	1,796	1,756	1,812	1,784
	1,053,896	1,039,161	1,036,175	1,009,958	1,073,536
Net deferred loan origination fees and costs	55	(145)	60	371	367
Allowance for loan losses	(6,895)	(6,857)	(7,395)	(7,751)	(8,011)
Loans, net	$1,047,056	$1,032,159	$1,028,840	$1,002,578	$1,065,892

LOAN ORIGINATIONS (1)
One–to–four family residential real estate	$332	$349	$403	$290	$557
Multi–family mortgage	33,296	25,486	20,680	16,024	12,593
Nonresidential real estate	2,988	581	5,046	61	217
Construction and land	—	—	—	499	—
Commercial loans	125,404	83,548	77,072	72,441	40,439
Equipment finance	51,890	57,077	67,913	75,491	58,864
Consumer	584	652	605	640	590
	$214,494	$167,693	$171,719	$165,446	$113,260
Weighted average interest rate	4.33%	4.20%	3.87%	4.16%	4.04%

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate	$3,364	$3,870	$3,897	$3,396	$4,711
Multi–family mortgage	32,362	31,554	32,737	86,003	26,630
Nonresidential real estate	2,613	12,643	1,627	15,881	3,159
Commercial loans	111,666	83,991	70,531	82,006	56,765
Equipment finance	49,241	31,856	31,547	40,746	38,804
Consumer	610	622	634	614	580
	$199,856	$164,536	$140,973	$228,646	$130,649
Weighted average interest rate	4.38%	4.44%	4.27%	4.57%	4.49%

(1)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.
(2)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2021			2020
	IIIQ	IIQ	IQ	IVQ	IIIQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate	$341	$588	$384	$925	$465
Nonresidential real estate	296	296	296	296	1,870
Equipment finance - investment-rated	9	—	—	—	—
Nonaccrual loans	646	884	680	1,221	2,335

Foreclosed assets, net
Other real estate owned:
One–to–four family residential real estate	112	335	695	157	110
Nonresidential real estate	140	140	170	—	—
Other real estate owned	252	475	865	157	110

Other foreclosed assets	797	1,227	3,765	—	—
Foreclosed assets, net	1,049	1,702	4,630	157	110

Nonperforming assets	$1,695	$2,586	$5,310	$1,378	$2,445

Asset Quality Ratios
Nonperforming assets to total assets	0.10%	0.16%	0.33%	0.09%	0.15%
Nonperforming loans to total loans (1)	0.06	0.09	0.07	0.12	0.22
Nonperforming commercial-related loans to total commercial-related loans (2)	0.03	0.03	0.03	0.03	0.18
Nonperforming residential and consumer loans to total residential and consumer loans	1.02	1.61	0.96	2.13	1.00
Allowance for loan losses to nonperforming loans	1,067.34	775.68	1,087.50	634.81	343.08

Concentrations of Credit
Commercial real estate for FFIEC concentration limits	$514,777	$513,165	$528,906	$540,837	$622,273
% FFIEC total capital	298.54%	299.52%	312.12%	321.95%	366.52%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$73,776	$130,984	$207,531	$238,124	$278,271
% FFIEC total capital	42.79%	76.45%	122.47%	141.75%	163.90%

(1)	Nonperforming loans include nonaccrual loans and loans past due 90 days and still accruing.
(2)	Commercial-related loans include multi-family mortgage, nonresidential real estate, construction and land, and commercial loans and leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2021			2020
	IIIQ	IIQ	IQ	IVQ	IIIQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate	$509	$390	$628	$486	$517
Nonresidential real estate	—	—	82	84	1,196
Commercial loans and leases	1,191	—	11	5,891	1,296
Consumer	7	4	4	5	5
	$1,707	$394	$725	$6,466	$3,014

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$6,857	$7,395	$7,751	$8,011	$8,156
Charge–offs:
One-to-four family residential real estate	—	—	—	(2)	(2)
Commercial loans and leases	—	—	(86)	—	—
Consumer	(2)	(6)	(9)	(18)	(14)
	(2)	(6)	(95)	(20)	(16)
Recoveries:
One-to-four family residential real estate	38	49	60	19	2
Multi-family mortgage	7	10	11	11	56
Commercial loans and leases	1	87	1	1	—
Consumer	—	—	2	—	—
	46	146	74	31	58

Net recoveries (charge–offs)	44	140	(21)	11	42
Recovery of loan losses	(6)	(678)	(335)	(271)	(187)
Ending balance	$6,895	$6,857	$7,395	$7,751	$8,011

Allowance for loan losses to total loans	0.65%	0.66%	0.71%	0.77%	0.75%
Net recoveries (charge–offs) ratio (1)	0.02	0.05	(0.01)	—	0.02

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2021			2020
	IIIQ	IIQ	IQ	IVQ	IIIQ
DEPOSITS
Noninterest–bearing demand	$328,182	$325,294	$334,463	$326,188	$328,915
Interest–bearing NOW accounts	392,273	368,902	341,517	336,994	316,976
Money market accounts	319,857	322,753	318,449	297,801	283,236
Savings deposits	196,810	196,701	191,018	179,561	171,766
Certificates of deposit - retail	213,320	220,482	230,407	245,823	278,560
Certificates of deposit - wholesale	3,947	4,442	6,183	7,177	22,791
	$1,454,389	$1,438,574	$1,422,037	$1,393,544	$1,402,244

SELECTED AVERAGE BALANCES
Total average assets	$1,657,862	$1,641,003	$1,592,419	$1,588,887	$1,599,148
Total average interest–earning assets	1,592,482	1,573,429	1,528,472	1,524,087	1,534,324
Average loans	1,045,586	1,041,696	1,010,682	1,047,244	1,080,521
Average securities	16,915	20,735	21,207	36,180	52,265
Average stock in FHLB & FRB	7,490	7,490	7,490	7,490	7,490
Average other interest–earning assets	522,491	503,508	489,093	433,173	394,048
Total average interest–bearing liabilities	1,145,887	1,116,105	1,080,271	1,067,628	1,085,129
Average interest–bearing deposits	1,121,314	1,094,589	1,076,271	1,063,628	1,081,129
Average borrowings and Subordinated Notes	24,573	21,516	4,000	4,000	4,000
Average stockholders’ equity	162,361	170,509	172,841	173,649	173,266

SELECTED YIELDS AND COST OF FUNDS (1)
Total average interest–earning assets	2.93%	2.93%	2.98%	3.27%	3.24%
Average loans	4.32	4.31	4.39	4.62	4.43
Average securities	1.08	1.01	1.03	1.06	1.39
Average other interest–earning assets	0.17	0.13	0.15	0.18	0.19
Total average interest–bearing liabilities	0.25	0.26	0.25	0.35	0.55
Average interest–bearing deposits	0.18	0.20	0.25	0.35	0.55
Average cost of total deposits	0.14	0.16	0.19	0.27	0.42
Average cost of retail and commercial deposits	0.18	0.19	0.24	0.33	0.49
Average cost of wholesale deposits, borrowings and Subordinated Notes	3.08	3.02	1.54	1.85	2.21
Average cost of funds	0.19	0.20	0.19	0.27	0.42
Net interest rate spread	2.68	2.67	2.73	2.92	2.69
Net interest margin	2.75	2.75	2.81	3.03	2.85

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2021			2020
	IIIQ	IIQ	IQ	IVQ	IIIQ
CAPITAL RATIOS
BankFinancial Corporation (1)
Equity to total assets (end of period)	9.53%	10.05%	10.58%	10.83%	10.74%
Tangible equity to tangible total assets (end of period)	9.53	10.05	10.58	10.83	10.74
Risk–based total capital ratio	19.22	21.16	20.10	20.07	18.68
Common Tier 1 (CET1)	16.44	18.19	19.26	19.20	17.84
Risk–based tier 1 capital ratio	16.44	18.19	19.26	19.20	17.84
Tier 1 leverage ratio	9.45	10.05	10.67	10.79	10.66
Tier 1 capital	$156,632	$164,862	$169,768	$171,240	$170,271
BankFinancial, NA (2)
Risk–based total capital ratio	18.11%	18.92%	19.23%	18.84%	17.80%
Common Tier 1 (CET1)	17.39	18.17	18.39	17.97	16.96
Risk–based tier 1 capital ratio	17.39	18.17	18.39	17.97	16.96
Tier 1 leverage ratio	10.00	10.03	10.19	10.10	10.13
Tier 1 capital	$165,537	$164,471	$162,059	$160,236	$161,770

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$11.48	$11.44	$10.32	$8.78	$7.22
High	12.79	11.96	11.23	9.10	8.70
Low	10.62	10.04	8.48	7.14	6.81
Common shares outstanding	13,374,133	14,118,720	14,623,659	14,769,765	14,824,628
Book value per share	$11.83	$11.79	$11.72	$11.71	$11.63
Tangible book value per share	$11.83	$11.79	$11.72	$11.71	$11.63
Cash dividends declared on common stock	$0.10	$0.10	$0.10	$0.10	$0.10
Dividend payout ratio	83.58%	75.10%	100.29%	60.43%	76.13%
Stock repurchases	$8,503	$5,457	$1,488	$416	$518
Stock repurchases – shares	744,587	504,939	146,106	54,863	66,000

EARNINGS PER SHARE COMPUTATIONS
Net income	$1,644	$1,926	$1,469	$2,445	$1,948
Weighted average basic and dilutive common shares outstanding	13,722,333	14,433,748	14,723,769	14,783,042	14,842,150
Basic and diluted earnings per common share	$0.12	$0.13	$0.10	$0.17	$0.13

(1)

As a small bank holding company, the Company is exempt from the Federal Reserve Board's risk-based capital and leverage rules.  BankFinancial Corporation capital data is included for informational purposes only.

(2)

As a qualifying community bank pursuant to Section 201 of the Economic Growth, Regulatory Relief and Consumer Protection Act of 2018, the Bank elected to adopt the Community Bank Leverage Ratio requirement in the second quarter of 2020.  Pursuant to the Coronavirus Aid, Relief, and Economic Security Act of 2021, the Bank's required minimum Community Bank Leverage Ratio is 8.50%. The Community Bank Leverage Ratio is equal to the Bank's Tier 1 Leverage Ratio.  Other BankFinancial, NA capital data is included for informational purposes only.